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                                                                      EXHIBIT 32


  CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND INTERIM CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the quarterly report on Form 10-Q of Overhill Farms, Inc. (the "Company") for the quarter ended December 30, 2007 (the "Report"), the undersigned hereby certify in their capacities as Chief Executive Officer and Interim Chief Financial Officer of the Company, respectively, pursuant to 18 U.S.C. section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:  February 7, 2008                     By: /s/ James Rudis
                                                 -------------------------------
                                                 James Rudis
                                                 Chief Executive Officer
                                                 (principal executive officer)


Dated:  February 7, 2008                     By: /s/ Tracy E. Quinn
                                                 -------------------------------
                                                 Tracy E. Quinn
                                                 Interim Chief Financial Officer
                                                 (principal financial officer)


         A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signatures that appear in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.